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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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/ /	Preliminary Proxy Statement
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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to §240.14a-12
Canterbury Park Holding Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CANTERBURY PARK HOLDING CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 7, 2001

    Notice is hereby given that the Annual Meeting of Shareholders of Canterbury Park Holding Corporation will be held at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, on Thursday, June 7, 2001, beginning at 4:00 p.m., Central Daylight Time, for the following purposes:

  1.
  To elect seven (7) directors to hold office until the 2002 Annual Meeting of Shareholders or until their successors are elected.

  2.
  To consider and act upon a proposal to ratify and approve an amendment to the Company's 1995 Employee Stock Purchase Plan to increase the number of shares authorized to be issued under such plan by 150,000 shares to a total of 250,000 shares.

  3.
  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on April 13, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                      By Order of the Board of Directors

                      Richard A. Primuth,
                       Secretary

Shakopee, Minnesota
May 1, 2001

    TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

CANTERBURY PARK HOLDING CORPORATION
1100 Canterbury Road
Shakopee, Minnesota 55379
(952) 445-7223

PROXY STATEMENT

    This Proxy Statement is furnished to the shareholders of Canterbury Park Holding Corporation ("CPHC" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379 on Thursday, June 7, 2001, beginning at 4:00 p.m. or at any adjournment or adjournments thereof. The cost of this solicitation will be paid by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

    Any proxy may be revoked at any time before it is voted by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted by the persons designated as proxies in favor of the matters indicated. In the event any other matters properly come before the meeting calling for a vote of shareholders, the persons named as proxies will vote in accordance with their judgment on such matters. The Company's corporate offices are located at 1100 Canterbury Road, Shakopee, Minnesota 55379, and its telephone number is (952) 445-7223. The mailing of this Proxy Statement to shareholders of the Company commenced on or about May 1, 2001.

    The total number of shares outstanding and entitled to vote at the meeting as of April 13, 2001 consisted of 3,480,332 shares of $.01 par value Common Stock. Each share of Common Stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Only shareholders of record at the close of business on April 13, 2001 will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

    Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on any particular item of business would not constitute a quorum for the transaction of business at the meeting, then that item must be approved by holders of a majority of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated at the meeting to determine whether or not a quorum is present. Abstentions on a particular item of business will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

    The following table sets forth, based upon information available as of April 13, 2001, the beneficial ownership of shares of the Company's Common Stock of each person known by the Company to own of record or beneficially five percent (5%) or more of the Company's Common Stock and the beneficial ownership of all officers and directors of the Company as a group (including beneficial ownership attributed to such person or group through ownership of currently exercisable options or warrants to purchase Common Stock).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class*
Curtis A. Sampson 1100 Canterbury Road Shakopee, MN 55379	1,080,260	(1)	30.89%
Dale H. Schenian 1100 Canterbury Road Shakopee, MN 55379	447,548	(2)	12.80%
Brian C. Barenscheer 1100 Canterbury Road Shakopee, MN 55379	271,997	(4)	7.78%
Randall D. Sampson 1100 Canterbury Road Shakopee, MN 55379	232,466	(3)	6.44%
All directors and officers as a group (11 persons)	2,327,821	(5)	60.27%

*
Based upon 3,480,332 shares of Common Stock outstanding increased, for each calculation, by the number of shares which would be issued upon exercise of options held by the named person or group.
(1)
Includes 16,500 shares issuable upon the exercise of currently exercisable options as well as 10,000 shares held by Mr. Sampson's spouse.
(2)
Includes 16,500 shares issuable upon the exercise of currently exercisable options, as well as 36,000 shares held by Mr. Schenian's spouse as to which beneficial ownership is disclaimed.
(3)
Includes 128,000 shares issuable upon the exercise of currently exercisable options.
(4)
Includes 16,500 shares issuable upon the exercise of currently exercisable options.
(5)
Includes 382,000 shares issuable upon the exercise of currently exercisable options held by officers and directors as a group.

ELECTION OF DIRECTORS

    The Board of Directors has nominated and recommends for reelection as directors of the Company the persons named below, all of which have been directors since 1994. The Board of Directors believes that each nominee named below will be able to serve, but should a nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

    Information regarding the directors, including information regarding their principal occupations currently and for the preceding five years, is set forth below. Ownership of Company Common Stock is given as of April 13, 2001. Percentage ownership presented for each director assumes shares outstanding increased by the respective number of options and warrants indicated. To the best of the

Company's knowledge, the persons indicated possess sole voting and investment power with respect to their stock ownership.

Name and Age	Principal Occupation; Other Directorships	Amount of Stock Ownership		Percent of Outstand- ing Stock
Brian C. Barenscheer (58)	Partner, Boyum & Barenscheer, P.L.L.P. Minneapolis, Minnesota (certified public accountants).	271,997	(1)	7.78%
Gibson Carothers (58)	Gibson & Carothers, Minneapolis, Minnesota (marketing and product development).	60,000	(2)	1.71%
Terence J. McWilliams (51)	Regional Sales Manager, Autotote Systems (totalizator services to horse tracks, dog tracks and jai alai frontons) since Nov. 1993.	21,500	(3)	.61%
Carin Offerman (52)	Private Investor; formerly President and CEO (1998-1999) and Vice President and COO (prior to 1998) of Offerman & Company, Minneapolis, Minnesota (investment banking and brokerage firm).	57,450	(4)	1.64%
Curtis A. Sampson (67)*	Chairman and CEO of Communications Systems Inc., Hector, Minnesota (connecting devices for telephones and computers); Chairman and CEO of Hector Communications Corporation, Hector, Minnesota (independent telephone companies).	1,080,260	(1)	30.89%
Randall D. Sampson (43)*	President of the Company since March 1994; Director, Communications Systems, Inc.	232,466	(1)	6.44%
Dale H. Schenian (59)	Chairman, City Auto Glass Companies (automotive glass repair and replacement); Director of Bremer Bank (bank holding company), St. Paul, Minnesota.	447,548	(1)	12.80%

*
Curtis A. Sampson is the father of Randall D. Sampson.
(1)
See information under "Security Ownership of Certain Beneficial Owners and Management" above.
(2)
Includes options to acquire 31,500 shares of Common Stock.
(3)
Includes options to acquire 16,500 shares of Common Stock.
(4)
Includes options to acquire 16,500 shares of Common Stock.

Information Regarding Board and Board Committees

    The Board of Directors of the Company met ten times during 2000. In 2000 each director attended at least 75% of the meetings of the Board and each committee on which such director served.

    Each non-employee member of the Board is paid an annual fee of $3,600, plus $300 for each meeting attended. In addition, under the Company's 1994 Stock Plan, as amended in April 2000, each non-employee member of the Board of Directors receives an option at the time of the annual shareholders meeting to purchase 3,000 shares of the Company's Common Stock upon election or re-election to the Board at an exercise price equal to the fair market value of the Company's Common

Stock on the date of grant and exercisable over a ten-year period. Mr. Randall D. Sampson, who is employed by the Company, receives no additional compensation for service on the Board.

    The Board has established an Audit Committee, the current members of which are Brian C. Barenscheer, Carin Offerman and Terrence McWilliams. The Audit Committee recommends to the full Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants, as well as the internal accounting controls of the Company. The Audit Committee met four times in 2000.

    The Company has established a Compensation Committee, the current members of which are Terence J. McWilliams, Dale H. Schenian and Randall D. Sampson. The Compensation Committee met twice in 2000. The Compensation Committee recommends to the Board of Directors compensation for executive officers and key personnel and reviews the Company's compensation policies and practices.

AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process. The Audit Committee is comprised of independent directors, and acts under a written charter first adopted and approved by the Board of Directors on June 1, 2000, a copy of which is attached to this Proxy Statement as Appendix A. Each of the members of the Audit Committee is independent as defined by the NASDAQ listing standards.

    The Audit Committee held four meetings during fiscal year 2000. The meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company's independent accountants, Deloitte & Touche.

    During the meetings, the Audit Committee reviewed and discussed the audited financial statements with management and Deloitte & Touche. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with Deloitte & Touche also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    Deloitte & Touche provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Deloitte & Touche.

    Based on the discussions with management and Deloitte & Touche, the Audit Committee's review of the representations of management and the report of Deloitte & Touche, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

Submitted by the Audit Committee
of the Company's Board of Directors:

Brian C. Barenscheer              Carin Offerman              Terrence J. McWilliams

    THE PRECEDING REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES EXCHANGE ACT OF 1934 (THE "1934 ACT"), EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THE 1933 ACT OR THE 1934 ACT.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

    The following tables show for the three fiscal years ended December 31, 1998, 1999 and 2000 the cash and other compensation paid to or accrued by the Company for its chief executive officer in all capacities served, as well as information relating to option grants.

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards
Annual Compensation
						Securities Underlying Options	All Other Compensation(1)
Name and Principal Position	Year	Salary		Bonus
Randall D. Sampson, President and Chief Executive Officer	2000 1999 1998	$ $ $	110,354 85,054 82,885	$ $ $	23,000 5,600 20,000	19,000 19,000 20,000	$ $ $	4,400 4,381 4,042
Deborah D. Giardina, Vice President of Card Club Operations (2)	2000 1999	$ $	100,000 14,900	$ $	13,000 0	-0- -0-	$ $	0 0

    Note: Certain columns have not been included in this table because the information called for therein is not applicable to the Company or the individual named above for the periods indicated.

(1)
All other compensation consisted of Company contributions to the Company's 401(k) Plan and an automobile expense allowance.

(2)
Ms. Giardina began her employment with the Company in November of 1999.

OPTION GRANTS IN 2000

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		% of Total Options Granted to Employees in Fiscal Year
				Market Price on Date of Grant
	Options Granted		Exercise Price Per Share		Expiration Date
Name						5%	10%
Randall D. Sampson	19,000	15.0%	$5.625	$5.625	01/19/10	$174,088	$277,206
Deborah D. Giardina	-0-

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

	Number of Shares Acquired on Exercise		Number of Securities Underlying Unexercised Options at FY-End
					Value of Unexercised In-the-Money Options at FY-End(1)
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Randall D. Sampson	-0-	-0-	118,500	9,500	$539,438	$17,813
Deborah D. Giardina	-0-	-0-	10,000	-0-	$22,500	$0

(1)
Based on closing price of $7.50 per share of the Company's Common Stock on December 31, 2000.

PROPOSAL TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE COMPANY'S 1995 EMPLOYEE STOCK PURCHASE PLAN

General Information

    In April 1995 the Board of Directors adopted, and the shareholders of the Company subsequently approved, the 1995 Employee Stock Purchase Plan (the "Plan"). The Plan provides for the granting of awards in the form of stock options to employees of the Company. The purpose of the Plan is to encourage stock ownership by all employees of the Company and to provide them with further incentive to continue their employment, improve operations, increase profits, and contribute more significantly to the Company's success. The maximum number of shares that may be purchased under the Plan is 100,000 shares of Common Stock.

    As of April 13, 2001, a total of approximately 71,000 shares have been issued or are subject to issuance upon exercise of outstanding options under the Plan. Therefore, without shareholder approval of this amendment to the Plan, only about 29,000 shares remain available for issuance under the Plan. The Board of Directors deems it prudent to increase the number of shares available for issuance under the Plan by 150,000 shares to a total of 250,000 shares in order to facilitate future option grants.

Summary of the Plan

    Term of Plan.  The Plan will terminate on April 14, 2005. The Plan shall be carried out in phases, each for a period of one year. No phase may run concurrently, but a phase may commence immediately after the termination of a preceding phase.

    Eligibility and Participation.  All employees, including officers of the Company, who are employed by the Company at least one day prior to the Commencement Date of a phase, shall be eligible to participate in such phase. Participation in the Plan is voluntary for eligible employees of the Company. Eligible employees elect to participate in the Plan by completing payroll deduction authorization forms prior to the Commencement Date of the applicable phase of the Plan. Payroll deductions are limited to 10% of a Participant's base pay for the applicable phase of the Plan and the minimum authorization is $10 per month. After the Commencement Date of a phase, electing Participants cannot increase or decrease the amount of payroll deductions, but may withdraw from participation during the phase, as described below.

    Terms and Conditions of Options.  As of the Commencement Date of the applicable phase of the Plan, an eligible employee who elects to participate in the Plan shall be granted an option for as many full shares as he or she will be able to purchase pursuant to the payroll deduction procedure. The option price for employees who participate on a particular Commencement Date shall be the lesser of: (i) 85% of the fair market value of the shares on the Commencement Date, or (ii) 85% of the fair market value of the shares on the Termination Date of the applicable phase of the Plan. The number of full shares that may be purchased at the end of the applicable phase is determined by dividing the total amount to be credited to that Participant's account by the option price set forth above.

    Exercise and Withdrawal.  Exercise of the option occurs automatically prior to the termination date of a phase, unless a Participant gives written notice prior to such date as to an election not to exercise, or to exercise a lesser amount than is available for purchase. The Company shall deliver to each Participant the Common Stock purchased, along with a cash payment equal to the unused balance, if any, in the Participant's account, plus interest accrued thereon.

    Administration and Amendment.  The Plan shall be administered by a Committee consisting of not less than three directors or employees of the Company who shall be appointed by the Board of Directors. The Board of Directors may at any time amend the Plan, except that no amendment may make changes in options already granted which would adversely affect the rights of any Participant.

    Federal Income Tax Consequences Applicable to Stock Options.  The Company believes that the Plan is a "qualified" plan under Section 423 of the Internal Revenue Code of 1986, as amended. Under the Code, no income will result to a grantee of an option either upon the granting or upon the exercise of an option, and no deduction will be allowed to the Company. The gain, if any, resulting from a disposition of the shares received by a Participant will be reported according to the provisions of Section 421 of the Code and will be taxed either as ordinary income or as capital gain, depending upon the length of time the shares are held by the Participant. Such tax benefits are available provided that the increase in shares as authorized by the Board is approved by the shareholders within 12 months of the adoption date.

    Registration with the SEC.  The shares reserved under the Plan will be registered with the SEC pursuant to Form S-8.

Vote Required

    Shareholder approval of the amendment to the Plan to increase the number of shares authorized to be issued by 150,000 shares to a total of 250,000 shares requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting and entitled to vote.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED BY 150,000 SHARES TO A TOTAL OF 250,000 SHARES.

CERTAIN TRANSACTIONS

Services Provided by Autotote Systems, Inc.

    The Company has renewed a Totalizator Services Agreement with Autotote Systems, Inc. Mr. Terence J. McWilliams, a director of the Company, is the Regional Sales Manager for Autotote. Pursuant to the Agreement, which has a five year term ending May 1, 2004, Autotote provides totalizator equipment and computer programs which record and process all wagers and calculate the odds and payoffs. For such services, Autotote receives a fee of approximately .45% of the gross monies wagered. Amounts charged to operations under this Agreement for the periods ended December 31, 2000 and 1999 were approximately $332,000 and $325,000, respectively. Also, during the 2000 and 1999 live race meets, Autotote provided uplink services which enabled the Company to simulcast horse races held at Canterbury Park to out-of-state racetracks. These services resulted in an amount charged to operations in 2000 and 1999 of approximately $118,000 and $115,000, respectively.

Services Provided by Gibson & Carothers

    The Company uses Gibson & Carothers for marketing and product development consulting services. Mr. Carothers, a director of the Company, is the owner of Gibson & Carothers. In 2000, the Company paid $74,000 for the marketing and product development services rendered by Gibson & Carothers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that executive officers and directors and beneficial holders of 10% or more of the Company's securities file reports of their beneficial ownership with the Securities and Exchange Commission on SEC Forms 3, 4 and 5. According to the Company's records, during the period from January 1, 2000 to December 31, 2000, officers, directors and ten percent beneficial holders of the Company filed all reports with the Securities and Exchange Commission required under Section 16(a).

THE COMPANY'S AUDITORS

    Deloitte & Touche have been the auditors for the Company since 1994 and have been selected by the Board of Directors, upon recommendation of the Audit Committee, to serve as such for the current fiscal year. A representative of Deloitte & Touche is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions.

Audit Fees

    The aggregate fees billed to the Company by Deloitte & Touche for professional services rendered for the audit of the Company's consolidated annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for fiscal year 2000 were $43,150. No other services were provided to the company by Deloitte & Touche for fiscal year 2000.

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    The proxy rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the Commission's proxy rules. The next annual meeting of the shareholders of Canterbury Park Holding Corporation is expected to be held on or about June 6, 2002 and proxy materials in connection with that meeting are expected to be mailed on or about May 1, 2002. Shareholder proposals prepared in accordance with the Commission's proxy rules must be received at the Company's corporate office, 1100 Canterbury Road, Shakopee, Minnesota 55379, Attention: President, by January 1, 2002, in order to be considered for inclusion in the Board of Directors' Proxy Statement and proxy card for the 2002 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder.

    The Bylaws of the Company establish an advance notice procedure with regard to (i) certain business to be brought before an annual meeting of shareholders of the Company and (ii) the nomination by shareholders of candidates for election as directors.

    Properly Brought Business. The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in Section 2.9 of the Company's Bylaws, which are available for inspection by shareholders at the Company's principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with the Company's Bylaws.

    Shareholder Nominations. The Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in Section 3.7 of the Company's Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

OTHER MATTERS

    Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

    The Company is transmitting with this Proxy Statement its Annual Report for the year ended December 31, 2000. Shareholders may request the Company's 2000 Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission by writing to the undersigned at the Company's address on the first page of this Proxy Statement.

                      By Order of the Board of Directors,

                      Richard A. Primuth, Secretary

APPENDIX A

CANTERBURY PARK HOLDING CORPORATION
AUDIT COMMITTEE CHARTER

Responsibilities and Authority

    The Audit Committee reports to the Board of Directors. Its primary focus is to assist the Board in fulfilling its responsibilities to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities. In addition, the Committee will perform such other functions as assigned by law, the Company's Bylaws or the Board of Directors.

Membership

    The Committee shall be composed of not less than three members, appointed annually by the Board. The Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member.

Meetings

    The Committee shall meet as a committee and/or with auditors at least four times a year. As part of its duties, the Committee shall meet at least annually with management, the director of the internal auditing department, if any, and the independent accountants in separate executive sessions to review the audited financial statements of the Company and to discuss the quality of the accounting principles as applied and significant judgments affecting the Company's financial statements as well as any matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee or at least its Chair shall meet with the financial management and the independent accountants to review the Company's financial statements and Form 10-Q prior to the release of earnings or at least prior to the filing of the Form 10-Q. For purposes of this review, the Chair of the Committee may represent the entire Committee. The agenda of each meeting will generally be prepared by the Chief Financial Officer or equivalent ("Finance Officer"), with input from the Committee Chairman and Committee members, and circulated to each member of the Committee prior to the meeting date. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

Specific Duties

  Relationship with Independent Accountant

  •
  The outside auditor is accountable to the Board of Directors. The Audit Committee shall provide for an open avenue of communications between the independent accountant and the Board and, at least once annually, meet with the independent accountants in private session.

  •
  As shareholder representatives, the Board of Directors shall exercise the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountant upon the recommendation of the Audit Committee. In connection with this duty, the Committee shall receive on an annual basis a written statement from the independent accountant detailing all relationships between the independent accountant and the Company, consistent with requirements of the Independence Standards Board. The

A-1

    Committee shall review services performed by the independent accountants, including the type and extent of non-audit services performed and the impact that these services may have on the public accountant's independence.

  •
  Review with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the accountants or management believe special attention should be directed; (2) results of their audit, including their opinion on the financial statements and the independent accountant's judgment on the quality, not just the acceptability, of the Company's accounting principles as applied in the financial statements; (3) their evaluation of the adequacy of the system of internal controls; (4) significant disputes, if any, with management; and (5) cooperation received from management in the conduct of the audit.

  Relationship with the Accounting Department

  •
  The Finance Officer is accountable to the Chairman of the Committee. The Audit Committee shall provide for an open avenue of communication between the Accounting Department and the Board and, at least once annually, meet with the Finance Officer in private session.

  •
  Review and concur in the appointment, replacement, reassignment or dismissal of the Finance Officer and review his/her independence from management.

  •
  Review the Accounting Department's mission, objectives and resources and its annual plan, including its coordination with the independent accountants.

  •
  Review and evaluate the Company's system of internal controls and audit activities and discuss with the Finance Officer any difficulties encountered in the course of audits, including any restrictions on the scope of work or access to required information.

  Relationship with Management

  •
  Before publication, review the quarterly and annual financial statements and related footnotes with both management and the independent accountant.

  •
  Review any significant changes in accounting principles.

  •
  Review significant accounting, reporting, regulatory or industry developments affecting the Company.

  Other

  •
  Periodically review, with management and the Finance Officer, programs established to monitor compliance with any Company codes of conduct or business ethics policies now or hereafter established, including policies related to the Foreign Corrupt Practice Act.

  •
  Discuss with management, the independent accountant and the Finance Officer any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

  •
  Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant or any internal audit.

A-2

CANTERBURY PARK HOLDING CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
Thursday, June 7, 2001
4:00 p.m. Central Daylight Time
Canterbury Park
1100 Canterbury Road
Shakopee, Minnesota 55379

Canterbury Park Holding Corporation 1100 Canterbury Road Shakopee, Minnesota 55379	proxy

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on June 7, 2001.

The undersigned hereby appoints Curtis A. Sampson, Brian C. Barenscheer and Carin Offerman, or any of them, as proxies, with full power of substitution, to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Canterbury Park Holding Corporation, to be held Thursday, June 7, 2001, at 4:00 p.m. Central Daylight Time at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, or at any adjournments thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

See reverse for voting instructions.

v  Please detach here  v

     The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Election of directors:	01 02 03 04	Brian C. Barenscheer Gibson Carothers Terence J. McWilliams Carin Offerman	05 06 07	Curtis A. Sampson Randall D. Sampson Dale H. Schenlan	/ /	Vote FOR all nominees (except as marked)	/ /	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2.	Approval of an amendment to the Company's 1995 Employee Stock Purchase Plan to increase the number of shares authorized to be issued under such plan by 150,000 to a total of 250,000 shares.	/ /	For	/ /	Against	/ /	Abstain
3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED AND "FOR" THE PROPOSAL IN ITEM 2 UNLESS OTHERWISE SPECIFIED.

Address Change? Mark Box	/ /	Indicate changes below:	Date

Signature(s) in Box.
Please date and sign exactly as your name(s) appears at left indicating, where proper official position or representative capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.

QuickLinks

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN 2000
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
PROPOSAL TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE COMPANY'S 1995 EMPLOYEE STOCK PURCHASE PLAN
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
THE COMPANY'S AUDITORS
SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING
OTHER MATTERS
CANTERBURY PARK HOLDING CORPORATION AUDIT COMMITTEE CHARTER